UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2015

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2015, Constant Contact, Inc. (the “Company”) announced its financial results for the third quarter of 2015. The full text of the press release issued by the Company on November 5, 2015 in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01

On November 5, 2015, the Company issued a press release announcing its financial results for the third quarter of 2015, which may be deemed to be soliciting material pursuant to Rule 14a-12 under the Exchange Act. Solely as it relates to this Item 8.01, the full text of the press release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit, as it relates to Item 2.02 above, shall be deemed to be furnished and not filed with this Current Report on Form 8-K:

99.1	Press release entitled “Constant Contact Announces Third Quarter 2015 Financial Results,” issued by the Company on November 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: November 5, 2015	By:	/s/ Harpreet S. Grewal
Harpreet S. Grewal
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “Constant Contact Announces Third Quarter 2015 Financial Results,” issued by the Company on November 5, 2015.